UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting (“the Annual Meeting”) of stockholders of Asta Funding, Inc. (the “Company”) held on November 30, 2018, the holders of our outstanding stock took the actions described below. As of the record date, October 11, 2018, for the Annual Meeting, 6,685,415 shares of common stock were issued and outstanding, each entitled to one vote per share.

1.     The stockholders elected Gary Stern, David Slackman, Timothy Bishop, Mark Levenfus and Louis A. Piccolo to serve on our Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified. The results of the voting are as follows:

	For	Withheld	Broker Non-Votes
Gary Stern	3,835,352	102,667	1,530,767
David Slackman	3,833,046	104,973	1,530,767
Timothy Bishop	3,830,450	107,569	1,530,767
Mark Levenfus	3,832,934	105,085	1,530,767
Louis A. Piccolo	3,832,976	105,043	1,530,767

2.     The stockholders also approved a proposal to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2018 fiscal year. The voting results for this proposal are as follows:

Voted For	Voted Against	Abstentions	Broker Non-Votes
5,413,985	28,938	25,463	—

3.     The stockholders also approved, on a non-binding, advisory basis, the compensation of our named executive officers. The voting results for this proposal are as follows:

Voted For	Voted Against	Abstentions	Broker Non-Votes
3,906,633	28,426	2,960	1,530,767

4.     The stockholders also approved, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers to occur every three years. The voting results for this proposal are as follows:

Every year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
236,694	60,531	3,639,433	1,360	1,530,368

Additional information about these proposals can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on October 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASTA FUNDING, INC.

Date: December 3, 2018	By:	/s/ Gary Stern
Gary Stern
Chief Executive Officer